                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-71730) of Chinawe.com Inc. of our report dated February 15, 2002 which appears on page F-2 of this annual report on Form 10-KSB for the year ended December 31, 2002.

HORWATH GELFOND HOCHSTADT PANGBURN, P.C.

Denver, Colorado
May 28, 2003